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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)        JULY 27, 2000
                                                 ----------------------------

                                RAILAMERICA, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

         0-20618                                  65-0328006
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 (Commission File Number)               (IRS Employer Identification No.)




                          5300 BROKEN SOUND BLVD., N.W.
                            BOCA RATON, FLORIDA 33487
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code      (561) 994-6015
                                                   ----------------------------



                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.      OTHER EVENTS

             This Form 8-K is being filed pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, with respect to the press release issued by RailAmerica, Inc. (the "Registrant") on July 27, 2000, a copy of which is being filed as exhibit 99.1 hereto.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

         Not Applicable

(b)      Pro Forma Financial Information

         Not Applicable

 (c)     Exhibits

 EXHIBIT
  NUMBER                    DESCRIPTION
---------  --------------------------------------------------------------------
  99.1     Press release, dated July 27, 2000, issued by the Registrant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RAILAMERICA, INC.

Dated:  July  28, 2000                 By:/s/ DONALD D. REDFEARN
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                                       Name: Donald D. Redfearn
                                       Its:  Chief Administrative Officer,
                                             Executive Vice President and
                                             Secretary


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